ORRSTOWN
Financial Services, Inc.

Earnings Presentation

First Quarter 2025

April 23, 2025

Cautionary Note Regarding Forward Looking Statements | Non-GAAP Disclosures

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "forecast," "goal," "target," "would" and "outlook," or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, predictions or projections about events or the Company's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will achieve the desired level of new business development and new loans, growth in the balance sheet and fee-based revenue lines of business, successful merger and acquisition activity and cost savings initiatives and continued reductions in risk assets or mitigation of losses in the future. Factors which could cause the actual results of the Company's operations to differ materially from expectations include those detailed in our Annual Report on Form 10-K for the year ended December 31,2024 under the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in subsequent filings made with the Securities and Exchange Commission.

The foregoing list of factors is not exhaustive. If one or more events related to these or other risks or uncertainties materializes, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

The review period for subsequent events extends up to and includes the filing date of a public company's financial statements, when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information presented in this announcement is subject to change. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only and are not forecasts and may not reflect actual results.

Non-GAAP Disclosures

In this presentation, we refer to tangible book value per share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE and the efficiency ratio, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, please refer to the GAAP- Non-GAAP reconciliation.

Financial Highlights

	1Q25	4Q24	1Q24	Qtr / Qtr Chge	Yr / Yr Chge
Net Income [1]	$ 18.1	$ 13.7	$ 8.5	31.9%	111.6%
Net Income, Adjusted [1,2]	$ 19.3	$ 16.7	$ 9.2	15.8%	110.1%
Diluted EPS	$ 0.93	$ 0.71	$ 0.81	31.5%	14.8%
Diluted EPS, Adjusted [2]	$ 1.00	$ 0.87	$ 0.88	14.9%	13.6%
Assets [1]	$ 5,441.6	$ 5,441.6	$ 3,183.3	0.0%	70.9%
Loans [1]	$ 3,876.0	$ 3,931.2	$ 2,303.1	-1.4%	68.3%
Deposits [1]	$ 4,633.7	$ 4,623.1	$ 2,696.0	0.2%	71.9%
ROAA (Annualized)	1.35%	1.00%	1.11%	35 bps	24 bps
ROAA (Annualized), Adjusted [2]	1.45%	1.22%	1.19%	23 bps	26 bps
ROAE (*Annualized*)	13.98%	10.54%	12.79%	344 bps	119 bps
ROAE (*Annualized*), Adjusted [2]	14.97%	12.86%	13.79%	211 bps	118 bps
Efficiency Ratio	63.22%	69.44%	67.05%	-622 bps	-383 bps
Efficiency Ratio, Adjusted [2]	60.50%	62.30%	65.00%	-180 bps	-450 bps
Net Interest Margin	4.00%	4.05%	3.77%	-5 bps	23 bps

1 - $ In Millions

2 - Non-GAAP adjustments for certain charges in 2024-25. Please refer to the GAAP to Non-GAAP reconciliation.

Commentary

- Profitability metrics on both a GAAP and core operating basis improved significantly from 4Q'24
- Shifted focus in late 1Q'25 from system conversion to re-activating the earnings engine
- Net interest margin remained strong; loan and deposit pricing remains competitive
- Efficiency ratio is expected to improve with increases in net interest income, reduced professional services costs and implementation of operational efficiencies
- Negative provision of $0.6 million in 1Q'25 due primarily to lower loan balances
- Loans held for investment declined by $55.2 million from 4Q'24 due primarily to selective payoff activity
- Believe we are set-up for success with excess liquidity, strong credit profile, building capital ratios and an 84% loan to deposit ratio

Loans

Trend 1



$ In Millions
$2,303
$2,348
$3,981
$3,931
$3,876
$475
$477
$779
$788
$785
$1,829
$1,870
$3,202
$3,143
$3,091
1Q24
2Q24
3Q24
4Q24
1Q25
Commercial
Consumer



$1,980
$2,151
$2,298
$3,931
$3,876
$383
$431
$468
$788
$785
$1,597
$1,721
$1,831
$3,143
$3,091
2021
2022
2023
2024
1Q25
Commercial Loans
Consumer Loans

Composition 2



Non-owner occupied CRE 30%
Owner occupied CRE 16%
Agricultural 3%
Acquisition & development 7%
Multi-family 7%
Yield on Loans: 6.59% 3
Non-owner occupied residential 4%
Residential mortgage 20%
Commercial & industrial 13%

- **Loans held for investment decreased by $55.2 million or 1.4% from the prior quarter.**
  - *Strategic actions were taken in the quarter to reduce risk in the portfolio*
  - *Commercial loan production for the quarter totaled $116 million with an average yield of 7.27%*

1 - End of period balances.
2 - Financial data as of March 31, 2025.
3 - Yield on Loans represents three months ending March 31, 2025.

Deposits

Trend 1



$ In Millions
$4,651
$4,623
$4,634
$1,007
$993
$945
$2,696
$2,703
$457
$489
$3,644
$3,630
$3,688
$2,239
$2,213
1Q24
2Q24
3Q24
4Q24
1Q25
Core Deposits
Time Deposits

Composition 2



Interest DDA
28%
Non-Interest
DDA
20%
Cost of
Deposits:
2.14% 3
Money
Markets
26%
Time
Deposits
20%
Savings
6%

80% Core Deposits

84% Loan-to-Deposit Ratio

- **Deposits increased by $10.6 million during the first quarter of 2025**
  - *Interest-bearing demand, non-interest bearing demand, and savings deposits increased by $52.5 million, $38.0 million and $4.1 million, respectively, partially offset by declining balances in Time deposits of $47.5 million and money market deposits of $36.5 million.*
  - *While the Bank experienced some runoff from the expiration of high yielding promotional balances, it was more than offset by growth in demand deposit balances.*
  - *The Bank's loan-to-deposit ratio decreased slightly to 84% compared to 85% at December 31, 2024.*

1 - End of period balances.
2 - Financial data as of March 31, 2025.
3 – Cost of Deposits represents three months ending March 31, 2025.

Investments

Portfolio Metrics	
Total Portfolio	$855.5MM
% of Assets	15.7%
Duration	4.3 Years
Yield	4.65%
AOCI	($24.0)MM

Trends – Balances / AOCI / Yields [1,2]



4.39%
4.54%
4.77%
4.66%
4.65%
$514.9
$529.1
$826.8
$829.7
$855.5
($28.7)
($28.4)
($15.9)
($26.3)
($24.0)
1Q24
2Q24
3Q24
4Q24
1Q25
Portfolio Balance
AOCI
Yield

1 - End of period balances.
2 - Yields based on quarterly average – See Analysis of Net Interest Income table in earnings release.
3 - Financial data as of March 31, 2025.

Composition [3]



Agency CMO 39%
Agency MBS 19%
Municipal 24%
ABS 10%
Other 8%

- **The portfolio increased by $25.8 million during the quarter.**
  - *The Bank purchased $39.6 million of investment securities, had paydowns of $18.4 million and an increase of $3.8 million in net unrealized gains.*
  - *The overall duration of the portfolio was 4.3 years at March 31, 2025.*
- **All investment securities are classified as available-for-sale.**

Net Interest Margin

Net Interest Income and Margin



3.77%
3.54%
4.14%
4.05%
4.00%
$26.9
$26.1
$51.7
$50.6
$48.8
1Q24
2Q24
3Q24
4Q24
1Q25
Net Interest Income ($ in millions)
Net Interest Margin

Change in Deposit Cost [2]



5.33%
5.33%
5.26%
4.65%
4.33%
2.51%
2.67%
2.95%
2.81%
2.65%
1Q24
2Q24
3Q24
4Q24
1Q25
Cost of Interest Bearing Deposits
Fed Funds

Yields on Assets and Liabilities



5.96%
5.84%
6.61%
6.38%
6.17%
2.70%
2.81%
3.07%
2.92%
2.76%
1Q24
2Q24
3Q24
4Q24
1Q25
Interest Earning Assets
Interest Bearing Liabilities

- **Net interest income totaled $48.8 million for the quarter while the net interest margin, on a tax equivalent basis, remained strong, decreasing by five basis points to 4.00%.**
  - *Due to rate cuts in the fourth quarter of 2024, yields on loans declined by 23 basis points while the cost of deposits fell by 15 basis points.*
  - *The net interest margin was positively impacted by the net accretion of the purchase accounting marks totaling $6.9 million or 51 basis points.*

1 - Non-GAAP adjustments for certain charges in 2024-25. Please refer to the GAAP to Non-GAAP reconciliation.
2 - Fed Funds represents the average for the quarter.

Fee Income

Non-Interest Income



$ In Millions
$6.6
$7.2
$12.4
$11.2
$11.6
1Q24
2Q24
3Q24
4Q24
1Q25

Non-Interest Income Breakout



21%
18%
12%
2%
47%
Wealth management
Mortgage banking
Interchange income
Service charges
Other income

- **Noninterest income increased by $0.4 million to $11.6 million during the quarter.**
- **Wealth management income increased by $0.5 million to $5.4 million for the quarter.**
  - *While current market conditions are expected to negatively impact wealth management fees in the near term, the team continues to focus on alternative revenue sources and seeks to continuously grow the business.*
- **Service Charge income was $2.4 million for the quarter compared to $2.1 million for the prior quarter.**
  - *There were reduced service charges in the fourth quarter of 2024 due to fee waivers provided to clients in the post-conversion period from November through the end of the 2024.*
- **Income from mortgage banking activities totaled $0.3 million in the three months ended March 31, 2025.**
  - *The quarterly income reflects the reduction in the fair value of mortgage servicing rights, which was driven by interest rate movements during the quarter.*

19% [1,2]

Fee Income / Operating Revenue

1 - Non-GAAP calculation - Please refer to the GAAP to Non-GAAP reconciliation.
2 – Based on a rolling 3 quarter average.

Non-Interest Expenses

Non-Interest Expenses



$ In thousands
60,299
42,930
38,176
22,469
22,639
1Q24
2Q24
3Q24
4Q24
1Q25
Salaries & Benefits
Occupancy & Equipment
Data Processing
Professional Fees
Intangible Asset Amort
Merger Related Costs
Other
Total

Efficiency Ratio [1]



65%
65%
60%
62%
61%
1Q24
2Q24
3Q24
4Q24
1Q25

- **Noninterest expenses decreased by $4.7 million quarter over quarter, totaling $38.2 million for the three months ended March 31, 2025.**
  - *Merger-related expenses, which totaled $1.6 million for the quarter, included software conversion costs and professional fees associated with the conversion and the external audit.*
  - *While the Company expects to incur some residual merger-related expenses in the second quarter of 2025, they are not expected to be significant.*
  - *Salaries and benefits expense decreased by $2.0 million for the quarter. The decrease is reflective of the continued synergies being achieved as a result of the merger.*
  - *Professional services expense remained elevated in the first quarter of 2025 as the Company continues to use third-party assistance in order to complete its system conversion and enhancement of operational processes. It is anticipated that the reliance on these services will decline in the second quarter of 2025.*

1 - Non-GAAP adjustments for certain charges in 2024-25. Please refer to the GAAP to Non-GAAP reconciliation.

Credit Quality

Charge-offs & Non-Performing Loans



0.40%
0.26%
0.49%
0.45%
0.42%
0.30%
(0.01%)
0.02%
0.03%
0.03%
1Q24
2Q24
3Q24
4Q24
1Q25
NCOs / Avg. Loans
NPAs / Total Assets

ACL Ratios



1.27%
1.27%
1.25%
1.24%
1.23%
226%
357%
184%
202%
210%
1Q24
2Q24
3Q24
4Q24
1Q25
Reserves / NPLs
Reserves / Total Loans

- **The allowance for credit losses ("ACL") on loans decreased to $47.8 million during the quarter.**
  - *The Company recorded a release in the ACL totaling $0.6 million which included net charge-offs of $0.3 million.*
  - *Classified loans decreased by $12.4 million to $76.2 million at March 31, 2025.*
  - *Non-accrual loans totaled $22.7 million at March 31, 2025 resulting in nonaccrual loans as a percentage of total loans of 0.59%.*
  - *Substantial efforts have been made in the last few quarters to reduce risk in the loan portfolio and properly position the Bank for future growth.*

Earnings & Key Performance Metrics

Earnings [1]



$0.88
$0.83
$1.11
$0.87
$1.00
$0.20
$0.20
$0.23
$0.23
$0.26
$9.2
$8.7
$21.4
$16.7
$19.3
1Q24
2Q24
3Q24
4Q24
1Q25
Net Income ($ in Millions)
Diluted EPS
Dividend

Tangible Common Equity and TCE/TA %



7.9%
8.1%
7.5%
7.5%
7.9%
$251
$258
$409
$411
$429
1Q24
2Q24
3Q24
4Q24
1Q25
Tangible Common Equity ($M)
TCE / TA (%)

Return on Average Assets & Equity [1]



13.79%
12.88%
15.85%
12.86%
14.97%
1.19%
1.09%
1.55%
1.22%
1.45%
1Q24
2Q24
3Q24
4Q24
1Q25
ROAE
ROAA

Tangible Book Value per Share ("TBVPS") [1]



$23.53
$24.23
$22.72
$22.94
$22.06
1Q24
2Q24
3Q24
4Q24
1Q25

1 - Non-GAAP adjustments for certain charges in 2024-25. Please refer to the GAAP to Non-GAAP reconciliation.

Capital

Total Risk Based Capital Ratio


13.4% 13.1%
13.3% 13.1%
12.4% 12.2%
12.4% 12.4%
13.1% 13.0%
1Q24
2Q24
3Q24
4Q24
1Q25
Total Company
Bank
Well Capitalized @ 10.0%

- All capital ratios applicable to the Company and Bank were above relevant regulatory minimum levels to be deemed "well capitalized" under current bank regulatory guidelines.
- Capital Ratios are approaching pre-merger levels.

Tier 1 Risk Based Capital Ratio


11.2% 11.9%
11.1% 12.0%
10.0% 11.0%
10.2% 11.2%
10.8% 11.9%
1Q24
2Q24
3Q24
4Q24
1Q25
Total Company
Bank
Well Capitalized @ 8.0%

Leverage Ratio


9.0% 9.6%
8.9% 9.5%
8.0% 8.8%
8.3% 9.1%
8.6% 9.5%
1Q24
2Q24
3Q24
4Q24
1Q25
Total Company
Bank
Well Capitalized @ 5.0%

Strategic Focus

1. Recruit talent throughout our footprint to drive and facilitate growth
2. Maximize automation and implement operational efficiencies
3. Return focus to loan and deposit growth
4. Deploy excess liquidity to drive prudent growth and enhance net interest income
5. Evaluate expansion and acquisition opportunities that make sense for our franchise
6. Continue to build capital to support future investments
7. Maximize shareholder value through profitability, dividends and stock buybacks

Q & A

Reconciliation of Non-GAAP Measures to GAAP Results

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain “non-GAAP” financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions. Management also believes providing certain other “non-GAAP” financial information will assist investors in their understanding of the effect on recent financial results of non-recurring charges associated with increasing operational efficiencies for the long-term.

Tangible book value per common share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE and adjusted efficiency ratio, as used by the Company in this presentation, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure included in this presentation together with its most directly comparable GAAP based measure.

GAAP to Non-GAAP Reconciliation

Net Income / Diluted EPS / Ratios	1Q24	2Q24	3Q24	4Q24	1Q25
(Presented In Millions except for Diluted EPS)					
Average Assets	$ 3,098.8	$ 3,211.1	$ 5,515.1	$ 5,464.2	$ 5,425.7
Average Equity	268.3	272.8	537.7	516.4	523.7
Net Income (GAAP)	**$ 8.5**	**$ 7.7**	**$ (7.9)**	**$ 13.7**	**18.1**
Less Security Gains	$ -	$ -	$ -	$ -	$ -
Add Litigation Settlement	-	-	-	0.5	-
Add Restructuring Charge	-	-	-	-	-
Add Merger Related Expense	0.7	1.1	17.0	3.9	1.6
Add Executive Retierment Expenses	-	-	4.8	0.0	-
Add Provision for Credit Losses on Non-PCD Loans	-	-	15.5	-	-
Less Related Tax Effect	(0.0)	(0.1)	(7.9)	(1.4)	(0.4)
Adjusted Net Income (Non-GAAP)	**$ 9.2**	**$ 8.7**	**$ 21.4**	**$ 16.7**	**19.3**
Diluted Shares	**10.5**	**10.6**	**19.2**	**19.3**	**19.3**
Diluted EPS (GAAP) [1]	**$ 0.81**	**$ 0.73**	**$ (0.41)**	**$ 0.71**	**$ 0.93**
Adjusted Diluted EPS (Non-GAAP) [1]	**$ 0.88**	**$ 0.83**	**$ 1.11**	**$ 0.87**	**$ 1.00**
ROAA (GAAP) [1]	**1.11%**	**0.97%**	**-0.57%**	**1.00%**	**1.35%**
Adjusted ROAA (Non-GAAP) [1]	**1.19%**	**1.09%**	**1.55%**	**1.22%**	**1.45%**
ROAE (GAAP) [1]	**12.79%**	**11.41%**	**-5.85%**	**10.54%**	**13.98%**
Adjusted ROAE (Non-GAAP) [1]	**13.79%**	**12.88%**	**15.85%**	**12.86%**	**14.97%**

1 - Annualized

GAAP to Non-GAAP Reconciliation

Efficiency Ratio (Non-GAAP)	1Q24	2Q24	3Q24	4Q24	1Q25
(Presented In Millions)					
Net Interest Income	$ 26.9	$ 26.1	$ 51.7	$ 50.6	$ 48.8
Plus Non-Interest Income	6.6	7.2	12.4	11.2	11.6
Total Revenue (A)	**$ 33.5**	**$ 33.3**	**$ 64.1**	**$ 61.8**	**$ 60.4**
Non-Interest Expense	$ 22.5	$ 22.6	$ 60.3	$ 42.9	$ 38.2
Less Litigation Settlement	-	-	-	(0.5)	-
Less Restructuring Charge	-	-	-	-	-
Less Merger Related Expense	(0.7)	(1.1)	(17.0)	(3.9)	(1.6)
Less Executive Retirement Expenses			(4.8)	(0.0)	
Adjusted Non-Interest Expense (B)	**$ 21.8**	**$ 21.5**	**$ 38.6**	**$ 38.5**	**$ 36.5**
Adjusted Efficiency Ratio (B / A)	**65.0%**	**64.6%**	**60.2%**	**62.3%**	**60.5%**

Fee Income / Total Revenue Ratio (Non-GAAP)	1Q24	2Q24	3Q24	4Q24	1Q25
(Presented In Millions)					
Net Interest Income	$ 26.9	$ 26.1	$ 51.7	$ 50.6	$ 48.8
Plus Non-Interest Income (B)	6.6	7.2	12.4	11.2	11.6
Total Revenue (A)	**$ 33.5**	**$ 33.3**	**$ 64.1**	**$ 61.8**	**$ 60.4**
Fee Income / Total Revenue Ratio (B / A)	**19.8%**	**21.6%**	**19.3%**	**18.2%**	**19.2%**

GAAP to Non-GAAP Reconciliation

Tangible Book Value (Non-GAAP)	1Q24	2Q24	3Q24	4Q24	1Q25
(Presented in Millions except for Tangible Book Value Per Share)					
Total Shareholders' Equity (GAAP)	$ 271.7	$ 278.4	$ 516.2	$ 516.7	$ 532.9
Less Goodwill	18.7	18.7	70.7	68.1	68.1
Less Intangible Assets	2.2	2.0	46.1	47.8	45.2
Less Related Tax Effect	(0.5)	(0.4)	(9.7)	(10.0)	(9.5)
Tangible Book Value (Non-GAAP) (A)	$ 251.2	$ 258.1	$ 409.1	$ 410.8	$ 429.1
Add Significant Non-Recurring Expenses	0.7	1.8	39.0	43.4	1.6
Less Related Tax Effect	0.0	(0.1)	(8.1)	(9.4)	(0.4)
Tangible Book Value (Non-GAAP) Adjusted (C)	**$ 251.9**	**$ 259.8**	**$ 440.1**	**$ 444.8**	**$ 430.4**
Ending Period Shares Outstanding (B)	**10.7**	**10.7**	**19.4**	**19.4**	**19.5**
Tangible Book Value (Non-GAAP) / Shares Outstanding (A / B)	**$ 23.47**	**$ 24.08**	**$ 21.12**	**$ 21.19**	**$ 21.99**
Tangible Book Value (Non-GAAP) / Shares Outstanding Adjusted (C / B)	**$ 23.53**	**$ 24.23**	**$ 22.72**	**$ 22.94**	**$ 22.06**